UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2006

1-800 CONTACTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23633	87-0571643
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

66 E. Wadsworth Park Drive, Draper, UT		84020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (801) 316-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 10, 2006, ClearLab, a wholly-owned international subsidiary of 1-800 CONTACTS, INC., issued a press release to the optical trade press in the United Kingdom announcing plans to consolidate its international manufacturing operations into its Singapore facility and a proposal to close its Plymouth, UK manufacturing operation.  A copy of the press release is attached to this Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description of Exhibit	Location
99.1	Press release issued November 10, 2006.	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800 CONTACTS, INC.

Date: November 16, 2006	By:	/s/ Robert G. Hunter
	Name:	Robert G. Hunter
	Title:	Chief Financial Officer